Exhibit 99.1

Press Release

____________________________________________________________________________________________________________________________________________

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results for the Three-Months Ended March 31, 2019

HOUSTON, May 6, 2019 — Tidewater Inc. (NYSE:TDW) announced today revenue for the three-months ended March 31, 2019, of $122.1 million and a net loss for the same period of $21.7 million (or $0.58 per common share). Excluding certain costs outlined below, net loss for the three-months ended March 31, 2019 was $18.0 million (or $0.49 per common share).

John T. Rynd, Tidewater’s President and Chief Executive Officer, commented, “March 31 marked the first full quarter with Tidewater and GulfMark operating as a combined company and I’m pleased that the benefits of this merger are immediately evident. With a larger vessel fleet, revenues were up 33% as compared to the same period in 2018 and up 11% from the quarter ended December 31, 2018. Demonstrating the value of leveraging Tidewater’s existing global platform and our team’s progress towards meeting our merger synergy targets, G&A continued its downward trend during the quarter, reaching the same level as the quarter ended March 31, 2018. We continue to make progress in improving our shore base cost structure, and we are now positioning ourselves to exit 2019 with an annual G&A run rate of $87 million.

Capital discipline, both working capital discipline and capital expenditure discipline, is key to exceeding the return on capital objectives we have set for ourselves. The entire team is focused on obtaining these goals and our long-term compensation incentives are driven by return on capital targets. Discipline on the capital tied up in our fleet in lay-up is also part of that focus and considerable progress has been made towards meeting our ambitious goal of selling or recycling 40 additional vessels by the end of the year, with 16 vessel dispositions already completed in the first quarter and more in process.

There are strong indications that E&P spending offshore will increase this year, driving steadily improving drilling activity and the availability of OSVs in several key markets within which we have a large presence, such as the North Sea and West Africa, has shown signs of tightening as we enter the seasonally more active summer season. With strong OSV sector leadership positions in almost every market in the world, Tidewater is best-positioned to benefit from the upside as the market continues improves through 2019.”

Included in the $21.7 million ($0.58 per common share) net loss for the three months ended March 31, 2019 were the following costs were general and administrative expenses for severance and similar expenses related to integrating Tidewater and GulfMark operations of $3.7 million ($0.10 per common share).

Common shares, New Creditor Warrants, GulfMark Creditor Warrants, and the sum of common shares, New Creditor Warrants and GulfMark Creditor Warrants outstanding at March 31, 2019 were 37,381,954, 2,070,463, 2,046,795 and 41,499,212, respectively. New Creditor Warrants and GulfMark Creditor Warrants are each exercisable to acquire one common share at strike prices of $0.001 and $0.01, respectively.

Tidewater will hold a conference call to discuss results for the three months ended March 31, 2019 on Tuesday, May 7, 2019 at 10:00 a.m. Central Time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start.  A replay of the conference call will be available beginning at 12:00 p.m. Central Time on May 7, 2019, and will continue until 11:59 p.m. Central Time on May 9, 2019. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.).  The conference call ID number is 48556943.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, www.tdw.com.  The online replay will be available until June 7, 2019.

The conference call will contain forward-looking statements in addition to statements of historical fact.  The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc.,

Quintin V. Kneen

Chief Financial Officer

713-470-5231

Jason Stanley

Director, Investor Relations

713-470-5292

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

	Three Months	Three Months
	Ended	Ended
	March 31, 2019	March 31, 2018
Revenues:
Vessel revenues	$119,662	87,494
Other operating revenues	2,487	3,999
Total revenues	122,149	91,493
Costs and expenses:
Vessel operating costs	82,203	61,364
Costs of other operating revenues	764	2,474
General and administrative (A)	27,140	23,565
Depreciation and amortization	22,932	12,017
Gain on asset dispositions, net	(1,270)	(1,919)
Long-lived asset impairments	—	6,186
Total operating costs and expenses	131,769	103,687
Operating loss	(9,620)	(12,194)
Other income (expense):
Foreign exchange loss	(508)	(348)
Equity in net losses of unconsolidated companies	(62)	(15,439)
Interest income and other, net	2,470	(128)
Interest and other debt costs, net	(7,736)	(7,599)
Total other income (expense)	(5,836)	(23,514)
Loss before income taxes	(15,456)	(35,708)
Income tax expense	5,830	3,321
Net loss	$(21,286)	(39,029)
Less: Net income attributable to noncontrolling interests	445	143
Net loss attributable to Tidewater Inc.	$(21,731)	(39,172)
Basic loss per common share	(0.58)	(1.67)
Diluted loss per common share	(0.58)	(1.67)
Weighted average common shares outstanding	37,179	23,425
Dilutive effect of stock options and restricted stock	—	—
Adjusted weighted average common shares	37,179	23,425

Total shares outstanding including warrants	March 31, 2019	March 31, 2018
Common shares outstanding	37,382	23,988
New Creditor Warrants (strike price $0.001 per common share)	2,070	6,022
GulfMark Creditor Warrants (strike price $0.01 per common share)	2,047	—
Total	41,499	30,010

Note (A): General and administrative expenses for the three months ended March 31, 2019 and March 31, 2018, included stock-based compensation of $5.6 million and $3.0 million, respectively. In addition, general and administrative costs for the three months ended March 31, 2019 include $3.7 million of severance and similar costs related to integrating Tidewater and GulfMark operations subsequent to the Merger Date.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	March 31,	December 31,
ASSETS	2019	2018
Current assets:
Cash and cash equivalents	$391,060	371,791
Restricted cash	6,975	25,953
Trade and other receivables, net	112,853	111,266
Due from affiliates	119,049	132,951
Marine operating supplies	29,337	29,505
Other current assets	14,844	11,836
Total current assets	674,118	683,302
Investments in, at equity, and advances to unconsolidated companies	774	1,039
Properties and equipment, net	1,065,297	1,089,857
Deferred drydocking and survey costs	30,602	22,215
Other assets	38,507	31,326
Total assets	$1,809,298	1,827,739

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$29,739	31,939
Accrued costs and expenses	56,025	61,784
Due to affiliates	40,245	34,972
Current portion of long-term debt	9,957	8,568
Other current liabilities	20,115	21,092
Total current liabilities	156,081	158,355
Long-term debt	427,436	430,436
Other liabilities	98,096	94,025

Contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 37,381,954 and 36,978,280 shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively	37	37
Additional paid-in capital	1,356,436	1,352,388
Accumulated deficit	(232,514)	(210,783)
Accumulated other comprehensive income	2,194	2,194
Total stockholders’ equity	1,126,153	1,143,836
Noncontrolling interests	1,532	1,087
Total equity	1,127,685	1,144,923
Total liabilities and equity	$1,809,298	1,827,739

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended	Three Months Ended
	March 31, 2019	March 31, 2018
Net loss	$(21,286)	(39,029)
Other comprehensive income:
Unrealized losses on available for sale securities, net of tax of $61	—	(299)
Total comprehensive loss	$(21,286)	(39,328)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended	Three Months Ended
	March 31, 2019	March 31, 2018
Operating activities:
Net loss	$(21,286)	(39,029)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	19,034	11,380
Amortization of deferred drydocking and survey costs	3,898	638
Amortization of debt premium and discounts	(505)	(443)
Provision for deferred income taxes	169	—
Gain on asset dispositions, net	(1,270)	(1,919)
Long-lived asset impairments	—	6,186
Changes in investments in, at equity, and advances to unconsolidated companies	265	15,713
Compensation expense - stock-based	5,627	2,956
Changes in assets and liabilities, net:
Trade and other receivables	(2,204)	(1,662)
Changes in due to/from affiliates, net	19,175	1,083
Accounts payable	(2,200)	7,284
Accrued costs and expenses	(5,626)	845
Cash paid for deferred drydocking and survey costs	(12,285)	(8,860)
Other, net	(5,949)	(156)
Net cash used in operating activities	(3,157)	(5,984)
Cash flows from investing activities:
Proceeds from sales of assets	9,651	9,492
Additions to properties and equipment	(3,116)	(1,677)
Net cash provided by investing activities	6,535	7,815
Cash flows from financing activities:
Principal payment on long-term debt	(1,509)	(1,471)
Payments to General Unsecured Creditors	—	(8,377)
Taxes on share-based awards	(1,578)	—
Other	—	1
Net cash used in financing activities	(3,087)	(9,847)
Net change in cash, cash equivalents and restricted cash	291	(8,016)
Cash, cash equivalents and restricted cash at beginning of period	397,744	453,335
Cash, cash equivalents and restricted cash at end of period	$398,035	445,319
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$8,319	8,152
Income taxes	$4,415	6,429

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

(In thousands)	Common stock	Additional paid-in capital	Accumulated deficit	Accumulated other comprehensive income (loss)	Non controlling interest	Total
Balance at December 31, 2018	$37	1,352,388	(210,783)	2,194	1,087	1,144,923
Total comprehensive loss	—	—	(21,731)	—	445	(21,286)
Issuance of common stock from exercise of warrants	—	1	—	—	—	1
Amortization/cancellation of restricted stock units	—	4,047	—	—	—	4,047
Balance at March 31, 2019	$37	1,356,436	(232,514)	2,194	1,532	1,127,685

Balance at December 31, 2017	$22	1,059,120	(39,266)	(147)	2,215	1,021,944
Total comprehensive loss	—	—	(39,172)	(299)	143	(39,328)
Stock option expense	—	(98)	—	—	—	(98)
Issuance of common stock	2	—	—	—	—	2
Amortization of restricted stock units	—	2,961	—	—	—	2,961
Balance at March 31, 2018	24	1,061,983	(78,438)	(446)	2,358	985,481

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Quarter Ended		Quarter Ended
	March 31, 2019		March 31, 2018
(In thousands)		%		%
Vessel revenues:
Americas	$35,279	29%	26,081	30%
Middle East/Asia Pacific	20,456	17%	18,388	21%
Europe/Mediterranean Sea	28,558	24%	9,623	11%
West Africa	35,369	30%	33,402	38%
Total vessel revenues	$119,662	100%	87,494	100%
Vessel operating costs:
Crew costs	$48,145	40%	34,224	39%
Repair and maintenance	9,701	8%	7,704	9%
Insurance and loss reserves	2,178	2%	(1,071)	(1%)
Fuel, lube and supplies	9,345	8%	9,012	10%
Other	12,834	11%	11,495	13%
Total vessel operating costs	82,203	69%	61,364	70%
Vessel operating margin (B)	37,459	31%	26,130	30%

Note (B): Vessel operating margin can be recalculated by adjusting vessel operating profit (loss) for general and administrative expenses and depreciation and amortization expenses.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Quarter Ended		Quarter Ended
	March 31, 2019		March 31, 2018
(In thousands)		%		%
Vessel operating profit (loss):
Americas	$(1,030)	(1%)	4,911	5%
Middle East/Asia Pacific	(1,162)	(1%)	(2,253)	(2%)
Europe/Mediterranean Sea	(3,317)	(3%)	(3,554)	(4%)
West Africa	8,115	7%	(1,753)	(2%)
Other operating profit	1,704	1%	1,506	2%
	4,310	3%	(1,143)	(1%)
Corporate expenses (C)	(15,200)	(12%)	(6,784)	(7%)
Gain (loss) on asset dispositions, net	1,270	1%	1,919	2%
Long-lived asset impairments	—	—	(6,186)	(7%)
Operating loss	(9,620)	(8%)	(12,194)	(13%)

Note (C):  The company incurred integration costs related to the combination with GulfMark during the three months ended March 31, 2019 of $3.7 million. General and administrative expenses for the quarter ended March 31, 2019 and March 31, 2018, included stock-based compensation of $5.6 million and $3.0 million, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Revenues:
Vessel revenues	$119,662	108,527	97,011	104,174	87,494
Other operating revenues	2,487	1,707	2,181	1,427	3,999
Total revenues	122,149	110,234	99,192	105,601	91,493
Costs and expenses:
Vessel operating costs	82,203	74,967	65,237	68,012	61,364
Costs of other operating revenues	764	733	1,681	642	2,474
General and administrative (D)	27,140	36,487	25,546	24,425	23,565
Depreciation and amortization	22,932	20,101	13,390	12,785	12,017
Gain on asset dispositions, net	(1,270)	(8,938)	1,571	(1,338)	(1,919)
Impairment of due from affiliate	—	20,083	—	—	—
Asset impairments	—	36,878	16,853	1,215	6,186
Total operating costs and expenses	131,769	180,311	124,278	105,741	103,687
Operating loss	(9,620)	(70,077)	(25,086)	(140)	(12,194)
Other income (expense):
Foreign exchange gain (loss)	(508)	1,455	1	(1,002)	(348)
Equity in net earnings (losses) of unconsolidated companies	(62)	(3,871)	56	390	(15,439)
Interest income and other	2,470	5,799	2,709	2,914	(128)
Loss on debt extinguishment	—	(8,119)	—	—	—
Interest and other debt costs	(7,736)	(7,708)	(7,585)	(7,547)	(7,599)
Total other income (expense)	(5,836)	(12,444)	(4,819)	(5,245)	(23,514)
Loss before income taxes	(15,456)	(82,521)	(28,905)	(5,385)	(35,708)
Income tax expense	5,830	7,856	1,278	5,797	3,321
Net loss	$(21,286)	(90,377)	(31,183)	(11,182)	(39,029)
Less: Net income (loss) attributable to noncontrolling interests	445	132	(287)	(242)	143
Net loss attributable to Tidewater Inc.	$(21,731)	(90,509)	(30,896)	(10,940)	(39,172)
Basic loss per common share	$(0.58)	(2.83)	(1.16)	(0.44)	(1.67)
Diluted loss per common share	$(0.58)	(2.83)	(1.16)	(0.44)	(1.67)
Weighted average common shares outstanding (E)	37,178,580	31,974,802	26,614,507	24,654,220	23,424,943
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	37,178,580	31,974,802	26,614,507	24,654,220	23,424,943

Vessel operating margin	$37,459	33,560	31,774	36,162	26,130

Note (D): Restructuring and merger-related items:
Professional services costs included in general and administrative expenses related to the business combination with GulfMark	$88	4,465	3,036	1,547	—
Integration related costs related to the business combination with GulfMark	3,651	—	—	—	—
Total	$3,739	4,465	3,036	1,547	—

Note (E):
Shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens included in weighted average shares outstanding	—	2,547	300,646	—	108,044

Total shares outstanding including warrants
Common shares outstanding	37,381,954	36,978,280	26,815,991	26,085,274	23,988,075
New Creditor Warrants (strike price $0.001 per common share)	2,070,463	2,220,857	3,512,416	3,924,441	6,021,696
GulfMark Creditor Warrants (strike price $0.01 per common share)	2,046,795	2,189,709	—	—	—
Total	41,499,212	41,388,846	30,328,407	30,009,715	30,009,771

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
ASSETS	2019	2018	2018	2018	2018
Current assets:
Cash and cash equivalents	$391,060	371,791	461,088	459,286	442,472
Restricted cash	6,975	25,953	7,466	5,213	2,847
Trade and other receivables, net (F)	112,853	111,266	88,013	96,630	115,754
Due from affiliates	119,049	132,951	174,349	197,059	207,919
Marine operating supplies	29,337	29,505	27,591	28,930	28,896
Other current assets	14,844	11,836	9,880	10,213	18,181
Total current assets	674,118	683,302	768,387	797,331	816,069
Investments in, at equity, and advances to unconsolidated companies	774	1,039	1,129	1,335	13,503
Net properties and equipment	1,065,297	1,089,857	790,055	817,140	827,678
Deferred drydocking and survey costs	30,602	22,215	16,053	14,372	11,430
Other assets	38,507	31,326	28,700	26,779	30,783
Total assets	$1,809,298	1,827,739	1,604,324	1,656,957	1,699,463

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable (F)	$29,739	31,939	30,571	30,561	45,781
Accrued costs and expenses	56,025	61,784	46,060	49,312	56,408
Due to affiliates	40,245	34,972	48,064	62,353	78,135
Current portion of long-term debt	9,957	8,568	7,671	6,290	5,215
Other current liabilities	20,115	21,092	21,341	20,605	11,678
Total current liabilities	156,081	158,355	153,707	169,121	197,217
Long-term debt	427,436	430,436	435,301	438,559	442,729
Other liabilities and deferred credits	98,096	94,025	71,408	73,751	74,036

Contingencies

Equity:
Common stock	37	37	27	26	24
Additional paid-in capital	1,356,436	1,352,388	1,063,603	1,064,039	1,061,983
Accumulated deficit	(232,514)	(210,783)	(120,274)	(89,378)	(78,438)
Accumulated other comprehensive income (loss)	2,194	2,194	(403)	(403)	(446)
Total stockholders’ equity	1,126,153	1,143,836	942,953	974,284	983,123
Noncontrolling interests	1,532	1,087	955	1,242	2,358
Total equity	1,127,685	1,144,923	943,908	975,526	985,481
Total liabilities and equity	$1,809,298	1,827,739	1,604,324	1,656,957	1,699,463

Supplemental Information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$62,591	79,829	102,512	106,084	129,784
DTDW (Nigeria)	16,213	18,150	23,773	28,622	25,184
Total	$78,804	97,979	126,285	134,706	154,968

Note (F):  Included in Trade and other receivables, net, for the quarter ended March 31, 2018 is $37,761 of amounts due from our DTDW (Nigeria) joint venture.  Included in accounts payable for the quarter ended March 31, 2018 is $12,577 of amounts due to our DTDW (Nigeria) joint venture.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
VESSEL REVENUE BY VESSEL CLASS (In thousands):

Americas fleet:
Deepwater	$25,214	21,412	19,513	22,661	16,205
Towing-supply	8,576	8,283	6,417	7,560	6,846
Other	1,489	2,118	2,109	2,380	3,030
Total	$35,279	31,813	28,039	32,601	26,081
Middle East/Asia Pacific fleet:
Deepwater	$10,502	8,705	7,607	9,603	9,564
Towing-supply	9,954	10,959	12,156	12,783	8,824
Other	-	(190)	164	20	—
Total	$20,456	19,474	19,927	22,406	18,388
Europe/Mediterranean Sea fleet:
Deepwater	$27,577	19,876	11,643	12,596	9,020
Towing-supply	981	841	923	761	603
Total	$28,558	20,717	12,566	13,357	9,623
West Africa fleet:
Deepwater	$15,949	15,287	15,101	14,314	13,938
Towing-supply	15,184	16,807	17,805	17,321	16,139
Other	4,236	4,429	3,573	4,175	3,325
Total	$35,369	36,523	36,479	35,810	33,402
Worldwide fleet:
Deepwater	$79,242	65,278	53,864	59,174	48,727
Towing-supply	34,695	36,890	37,301	38,425	32,412
Other	5,725	6,359	5,846	6,575	6,355
Total	$119,662	108,527	97,011	104,174	87,494

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
AVERAGE NUMBER OF VESSELS (G):

Americas fleet:
Deepwater	37	35	26	25	26
Towing-supply	27	20	15	15	15
Other	7	7	6	6	6
Total	71	62	47	46	47
Stacked vessels	(32)	(27)	(20)	(19)	(20)
Active vessels	39	35	27	27	27
Middle East/Asia Pacific fleet:
Deepwater	24	20	17	18	19
Towing-supply	27	28	32	35	37
Other	—	—	—	—	—
Total	51	48	49	53	56
Stacked vessels	(10)	(11)	(9)	(12)	(15)
Active vessels	41	37	40	41	41
Europe/Mediterranean Sea fleet:
Deepwater	45	31	18	18	17
Towing-supply	3	4	4	4	4
Other	—	—	—	—	—
Total	48	35	22	22	21
Stacked vessels	(14)	(10)	(4)	(4)	(5)
Active vessels	34	25	18	18	16
West Africa fleet:
Deepwater	30	28	27	26	27
Towing-supply	31	31	31	31	35
Other	22	23	25	27	31
Total	83	82	83	84	93
Stacked vessels	(29)	(29)	(28)	(29)	(39)
Active vessels	54	53	55	55	54
Worldwide fleet:
Deepwater	136	114	88	87	89
Towing-supply	88	83	82	85	91
Other	29	30	31	33	37
Total	253	227	201	205	217
Stacked vessels	(85)	(77)	(61)	(64)	(79)
Active vessels	168	150	140	141	138

Total active	168	150	140	141	138
Total stacked	85	77	61	64	79
Total joint venture and other vessels	4	5	7	8	8
Total	257	232	208	213	225

Note (G):  Included in total owned or chartered vessels at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, were 71, 92, 62, 66 and 70 vessels, respectively, which were stacked by the company.  These vessels were considered to be in service and are included in the calculation of our total fleet utilization statistics.  Included in total joint venture and other at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, were 1, 2, 2, 5 and 4 vessels, respectively, which were stacked by the company.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	3,332	3,271	2,392	2,275	2,309
Towing-supply	2,426	1,806	1,422	1,399	1,350
Other	619	644	552	546	540
Total	6,377	5,721	4,366	4,220	4,199
Middle East/Asia Pacific fleet:
Deepwater	2,160	1,840	1,534	1,611	1,738
Towing-supply	2,457	2,588	2,950	3,203	3,348
Other	—	—	—	3	—
Total	4,617	4,428	4,484	4,817	5,086
Europe/Mediterranean Sea fleet:
Deepwater	4,040	2,806	1,649	1,638	1,527
Towing-supply	294	368	368	364	360
Total	4,334	3,174	2,017	2,002	1,887
West Africa fleet:
Deepwater	2,668	2,606	2,491	2,393	2,470
Towing-supply	2,790	2,852	2,852	2,821	3,123
Other	1,980	2,122	2,297	2,417	2,745
Total	7,438	7,580	7,640	7,631	8,338
Worldwide fleet:
Deepwater	12,200	10,523	8,066	7,917	8,044
Towing-supply	7,967	7,614	7,592	7,787	8,181
Other	2,599	2,766	2,849	2,966	3,285
Total	22,766	20,903	18,507	18,670	19,510

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	992	1,288	858	819	898
Towing-supply	1,467	932	736	728	720
Other	380	296	276	182	180
Total	2,839	2,516	1,870	1,729	1,798
Middle East/Asia Pacific fleet:
Deepwater	617	572	338	364	478
Towing-supply	270	391	508	780	873
Other	—	—	—	—	—
Total	887	963	846	1,144	1,351
Europe/Mediterranean Sea fleet:
Deepwater	1,122	736	170	91	167
Towing-supply	114	184	184	243	270
Total	1,236	920	354	334	437
West Africa fleet:
Deepwater	630	625	552	590	744
Towing-supply	1,486	1,361	1,196	1,183	1,463
Other	540	681	799	878	1,305
Total	2,656	2,667	2,547	2,652	3,512
Worldwide fleet:
Deepwater	3,361	3,221	1,918	1,864	2,287
Towing-supply	3,337	2,868	2,624	2,934	3,326
Other	920	977	1,075	1,060	1,485
Total	7,618	7,066	5,617	5,859	7,098

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
AVAILABLE DAYS - ACTIVE FLEET: (H)

Americas fleet:
Deepwater	2,340	1,983	1,534	1,456	1,411
Towing-supply	959	874	686	671	630
Other	239	348	276	364	360
Total	3,538	3,205	2,496	2,491	2,401
Middle East/Asia Pacific fleet:
Deepwater	1,543	1,268	1,196	1,247	1,260
Towing-supply	2,187	2,197	2,442	2,423	2,475
Other	—	—	—	3	—
Total	3,730	3,465	3,638	3,673	3,735
Europe/Mediterranean Sea fleet:
Deepwater	2,918	2,070	1,479	1,547	1,360
Towing-supply	180	184	184	121	90
Total	3,098	2,254	1,663	1,668	1,450
West Africa fleet:
Deepwater	2,038	1,981	1,939	1,803	1,726
Towing-supply	1,304	1,491	1,656	1,638	1,660
Other	1,440	1,441	1,498	1,539	1,440
Total	4,782	4,913	5,093	4,979	4,826
Worldwide fleet:
Deepwater	8,839	7,302	6,148	6,053	5,757
Towing-supply	4,630	4,746	4,968	4,853	4,855
Other	1,679	1,789	1,774	1,906	1,800
Total	15,148	13,837	12,890	12,811	12,412

Note (H): Available Days - Active Fleet equals Available Days - Total Fleet less Out-Of-Service - Stacked Days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
UTILIZATION - TOTAL FLEET: (I)

Americas fleet:
Deepwater	61.9%	49.9%	50.6%	54.8%	42.2%
Towing-supply	35.4	42.8	40.6	37.7	35.7
Other	26.3	35.3	41.2	48.3	61.9
Total	48.4%	46.0%	46.1%	48.3%	42.7%
Middle East/Asia Pacific fleet:
Deepwater	57.8%	57.6%	59.0%	64.2%	54.4%
Towing-supply	64.8	62.3	64.2	60.2	40.0
Other	—	—	—	100.0	—
Total	61.5%	60.3%	62.4%	61.6%	44.9%
Europe/Mediterranean Sea fleet:
Deepwater	60.1%	66.2%	72.0%	79.5%	64.7%
Towing-supply	59.9	39.0	44.3	29.0	25.0
Total	60.1%	63.1%	67.0%	70.3%	57.1%
West Africa fleet:
Deepwater	52.9%	58.5%	61.9%	60.2%	52.3%
Towing-supply	40.0	46.5	48.0	47.0	39.0
Other	57.9	57.3	44.2	49.2	36.6
Total	49.4%	53.6%	51.4%	51.9%	42.2%
Worldwide fleet:
Deepwater	58.6%	57.7%	60.0%	63.5%	52.2%
Towing-supply	47.0	50.6	52.7	49.9	38.3
Other	50.4	52.2	43.6	49.1	40.8
Total	53.6%	54.4%	54.5%	55.5%	44.4%

Note (I): Utilization Total Fleet equals Days Worked / Available Days Total Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
UTILIZATION - ACTIVE FLEET: (J)

Americas fleet:
Deepwater	88.2%	82.3%	78.8%	85.7%	69.1%
Towing-supply	89.5	88.4	84.2	78.5	76.6
Other	68.2	65.4	82.3	72.4	92.9
Total	87.2%	82.1%	80.7%	81.8%	74.6%
Middle East/Asia Pacific fleet:
Deepwater	80.9%	83.6%	75.6%	82.9%	75.0%
Towing-supply	72.8	73.3	77.5	79.6	54.1
Other	—	—	—	100.0	—
Total	76.1%	77.1%	76.9%	80.8%	61.2%
Europe/Mediterranean Sea fleet:
Deepwater	83.2%	89.8%	80.3%	84.2%	72.6%
Towing-supply	97.8	78.0	88.7	87.4	100.0
Total	84.1%	88.8%	81.2%	84.4%	74.3%
West Africa fleet:
Deepwater	69.2%	77.0%	79.5%	79.9%	74.8%
Towing-supply	85.6	88.9	82.6	81.0	73.4
Other	79.7	84.3	67.8	77.3	69.9
Total	76.8%	82.8%	77.1%	79.5%	72.8%
Worldwide fleet:
Deepwater	80.9%	83.2%	78.8%	83.0%	72.9%
Towing-supply	80.8	81.2	80.5	80.1	64.5
Other	78.0	80.7	70.1	76.4	74.5
Total	80.6%	82.2%	78.3%	80.9%	69.8%

Note (J): Utilization Active Fleet equals Days Worked / Available Days - Active Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
AVERAGE VESSEL DAY RATES: (K)

Americas fleet:
Deepwater	$12,217	13,127	16,138	18,162	16,626
Towing-supply	9,993	10,722	11,115	14,349	14,191
Other	9,135	9,311	9,281	9,029	9,061
Total	$11,436	12,091	13,924	15,995	14,558
Middle East/Asia Pacific fleet:
Deepwater	$8,417	8,215	8,411	9,287	10,122
Towing-supply	6,255	6,801	6,422	6,627	6,589
Other	—	—	—	6,122	—
Total	$7,205	7,291	7,123	7,554	8,051
Europe/Mediterranean Sea fleet:
Deepwater	$11,356	10,696	9,802	9,676	9,132
Towing-supply	5,566	5,867	5,658	7,195	6,695
Total	$10,964	10,350	9,302	9,489	8,928
West Africa fleet:
Deepwater	$11,307	10,023	9,793	9,940	10,795
Towing-supply	13,601	12,675	13,019	13,054	13,245
Other	3,693	3,645	3,515	3,508	3,306
Total	$9,627	8,982	9,291	9,050	9,501
Worldwide fleet:
Deepwater	$11,082	10,747	11,121	11,779	11,606
Towing-supply	9,271	9,574	9,323	9,882	10,355
Other	4,370	4,407	4,701	4,513	4,742
Total	$9,806	9,545	9,616	10,047	10,093

Note (K):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2019	2018	2018	2018	2018
Americas
Vessel revenues	$35,279	31,813	28,039	32,601	26,081

Vessel operating costs:
Crew costs	$17,099	15,596	12,169	11,158	9,093
Routine repairs and maintenance	3,152	2,443	2,017	1,471	1,917
Major repairs	468	(5)	554	58	(187)
Insurance and loss reserves	741	(38)	(488)	1,031	(551)
Fuel, lube and supplies	2,445	2,350	2,081	1,792	1,618
Other	2,771	2,523	1,787	2,790	406
Total vessel operating costs	$26,676	22,869	18,120	18,300	12,296

Vessel operating margin ($)	$8,603	8,944	9,919	14,301	13,785
Vessel operating margin (%)	24.4%	28.1%	35.4%	43.9%	52.9%

Americas - Select operating statistics
Average vessels - Total fleet	71	62	47	46	47
Utilization - Total fleet	48.4%	46.0%	46.1%	48.3%	42.7%

Average vessels - Active fleet	39	35	27	27	27
Utilization - Active fleet	87.2%	82.1%	80.7%	81.8%	74.6%

Average day rates	$11,436	12,091	13,924	15,995	14,558

Vessels commencing drydocks	6	3	11	2	7

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$468	(5)	554	58	(187)
Cash paid for deferred drydocking and survey costs	$2,178	3,406	1,099	1,097	2,775
	$2,646	3,401	1,653	1,155	2,588

Deferred drydocking and survey costs - beginning balance	$7,245	4,638	4,108	3,383	707
Cash paid for deferred drydocking and survey costs	$2,178	3,406	1,099	1,097	2,775
Amortization of deferred drydocking and survey costs	$(960)	(799)	(569)	(389)	(90)
Net vessel transfers in/out of the segment	$—	—	—	17	(9)
Deferred drydocking and survey costs - ending balance	$8,463	7,245	4,638	4,108	3,383

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2019	2018	2018	2018	2018
Middle East/Asia Pacific
Vessel revenues	$20,456	19,474	19,927	22,406	18,388

Vessel operating costs:
Crew costs	$8,627	8,372	8,412	8,596	8,108
Routine repairs and maintenance	1,581	2,377	1,898	1,558	1,209
Major repairs	—	—	(39)	36	254
Insurance and loss reserves	589	154	(458)	383	(150)
Fuel, lube and supplies	2,335	2,402	1,394	2,221	2,339
Other	1,733	1,947	2,203	2,578	2,742
Total vessel operating costs	$14,865	15,252	13,410	15,372	14,502

Vessel operating margin ($)	$5,591	4,222	6,517	7,034	3,886
Vessel operating margin (%)	27.3%	21.7%	32.7%	31.4%	21.1%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	51	48	49	53	56
Utilization - Total fleet	61.5%	60.3%	62.4%	61.6%	44.9%

Average vessels - Active fleet	41	37	40	41	41
Utilization - Active fleet	76.1%	77.1%	76.9%	80.8%	61.2%

Average day rates	$7,205	7,291	7,123	7,554	8,051

Vessels commencing drydocks	7	3	4	3	3

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$-	-	(39)	36	254
Cash paid for deferred drydocking and survey costs	$4,481	2,459	1,219	1,813	1,728
	$4,481	2,459	1,180	1,849	1,982

Deferred drydocking and survey costs - beginning balance	$5,961	4,099	3,361	1,871	205
Cash paid for deferred drydocking and survey costs	$4,481	2,459	1,219	1,813	1,728
Amortization of deferred drydocking and survey costs	$(1,264)	(597)	(481)	(323)	(62)
Deferred drydocking and survey costs - ending balance	$9,178	5,961	4,099	3,361	1,871

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2019	2018	2018	2018	2018
Europe/Mediterranean Sea
Vessel revenues	$28,558	20,717	12,566	13,357	9,623

Vessel operating costs:
Crew costs	$13,059	9,271	5,642	5,777	4,991
Routine repairs and maintenance	2,404	1,799	1,645	1,083	1,240
Major repairs	174	550	192	900	338
Insurance and loss reserves	561	380	116	247	110
Fuel, lube and supplies	1,891	1,294	1,195	1,136	1,810
Other	2,994	2,008	1,838	1,459	1,606
Total vessel operating costs	$21,083	15,302	10,628	10,602	10,095

Vessel operating margin ($)	$7,475	5,415	1,938	2,755	(472)
Vessel operating margin (%)	26.2%	26.1%	15.4%	20.6%	-4.9%

Europe/Mediterranean Sea - Select operating statistics
Average vessels - Total fleet	48	35	22	22	21
Utilization - Total fleet	60.1%	63.1%	67.0%	70.3%	57.1%

Average vessels - Active fleet	34	25	18	18	16
Utilization - Active fleet	84.1%	88.8%	81.2%	84.4%	74.3%

Average day rates	$10,964	10,350	9,302	9,489	8,928

Vessels commencing drydocks	6	2	2	6	6

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$174	550	192	900	338
Cash paid for deferred drydocking and survey costs	$2,432	1,635	383	1,271	2,633
	$2,606	2,185	575	2,171	2,971

Deferred drydocking and survey costs - beginning balance	$4,278	3,279	3,356	2,470	—
Cash paid for deferred drydocking and survey costs	$2,432	1,635	383	1,271	2,633
Amortization of deferred drydocking and survey costs	$(879)	(636)	(460)	(385)	(163)
Deferred drydocking and survey costs - ending balance	$5,831	4,278	3,279	3,356	2,470

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2019	2018	2018	2018	2018
West Africa
Vessel revenues	$35,369	36,523	36,479	35,810	33,402

Vessel operating costs:
Crew costs	$9,360	11,894	11,392	10,837	12,032
Routine repairs and maintenance	1,734	1,826	2,382	2,263	2,816
Major repairs	189	415	(15)	609	117
Insurance and loss reserves	287	141	(876)	530	(480)
Fuel, lube and supplies	2,674	3,272	3,310	3,032	3,245
Other	5,335	3,998	6,886	6,467	6,741
Total vessel operating costs	$19,579	21,546	23,079	23,738	24,471

Vessel operating margin ($)	$15,790	14,977	13,400	12,072	8,931
Vessel operating margin (%)	44.6%	41.0%	36.7%	33.7%	26.7%

West Africa - Select operating statistics
Average vessels - Total fleet	83	82	83	84	93
Utilization - Total fleet	49.4%	53.6%	51.4%	51.9%	42.2%

Average vessels - Active fleet	54	53	55	55	54
Utilization - Active fleet	76.8%	82.8%	77.1%	79.5%	72.8%

Average day rates	$9,627	8,982	9,291	9,050	9,501

Vessels commencing drydocks	5	4	2	3	3

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$189	415	(15)	609	117
Cash paid for deferred drydocking and survey costs	$3,194	1,380	993	353	1,724
	$3,383	1,795	978	962	1,841

Deferred drydocking and survey costs - beginning balance	$4,731	4,037	3,547	3,706	2,296
Cash paid for deferred drydocking and survey costs	$3,194	1,380	993	353	1,724
Amortization of deferred drydocking and survey costs	$(796)	(686)	(503)	(495)	(323)
Net vessel transfers in/out of the segment	$—	—	—	(17)	9
Deferred drydocking and survey costs - ending balance	$7,129	4,731	4,037	3,547	3,706

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2019	2018	2018	2018	2018
Worldwide
Vessel revenues	$119,662	108,527	97,011	104,174	87,494

Vessel operating costs:
Crew costs	$48,145	45,133	37,615	36,368	34,224
Routine repairs and maintenance	8,871	8,445	7,942	6,375	7,182
Major repairs	830	960	692	1,603	522
Insurance and loss reserves	2,178	636	(1,706)	2,191	(1,071)
Fuel, lube and supplies	9,345	9,317	7,980	8,181	9,012
Other	12,834	10,476	12,714	13,294	11,495
Total vessel operating costs	$82,203	74,967	65,237	68,012	61,364

Vessel operating margin ($)	$37,459	33,560	31,774	36,162	26,130
Vessel operating margin (%)	31.3%	30.9%	32.8%	34.7%	29.9%

Worldwide - Select operating statistics
Average vessels - Total fleet	253	227	201	205	217
Utilization - Total fleet	53.6%	54.4%	54.5%	55.5%	44.4%

Average vessels - Active fleet	168	150	140	141	138
Utilization - Active fleet	80.6%	82.2%	78.3%	80.9%	69.8%

Average day rates	$9,806	9,545	9,616	10,047	10,093

Vessels commencing drydocks	24	12	19	14	19

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$831	960	692	1,603	522
Cash paid for deferred drydocking and survey costs	$12,285	8,880	3,694	4,534	8,860
	$13,116	9,840	4,386	6,137	9,382

Deferred drydocking and survey costs - beginning balance	$22,215	16,053	14,372	11,430	3,208
Cash paid for deferred drydocking and survey costs	$12,285	8,880	3,694	4,534	8,860
Amortization of deferred drydocking and survey costs	$(3,898)	(2,718)	(2,013)	(1,592)	(638)
Deferred drydocking and survey costs - ending balance	$30,602	22,215	16,053	14,372	11,430

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2019	2018	2018	2018	2018

Consolidated EBITDA (L) (M) (N) (O)	$18,951	22,528	10,958	17,709	(9,905)

Merger-related professional services costs	(88)	(4,465)	(3,036)	(1,547)	—
Merger-related lease exit costs		(5,538)	—	—	—
Integration-related severance and similar costs	(3,651)	(2,158)	—	—	—
Impairment of due from affiliate	—	(20,083)	—	—	—
Long-lived asset impairments	—	(36,878)	(16,853)	(1,215)	(6,186)
Sale leaseback redelivery costs	—	—	—	—	—
Loss on debt extinguishment	—	(8,119)	—	—	—
Interest and other debt costs	(7,736)	(7,707)	(7,585)	(7,547)	(7,599)
Income tax benefit (expense)	(5,830)	(7,856)	(1,278)	(5,797)	(3,321)
Depreciation	(19,034)	(17,383)	(11,377)	(11,192)	(11,380)
Amortization of deferred drydocking and survey costs	(3,898)	(2,718)	(2,012)	(1,593)	(638)

Net loss	$(21,286)	(90,377)	(31,183)	(11,182)	(39,029)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2019	2018	2018	2018	2018

Consolidated EBITDA (L) (M) (N) (O)	$18,951	22,528	10,958	17,709	(9,905)

Restructuring-related professional service costs	—	—	—	—	—
Merger-related professional services costs	(88)	(4,465)	(3,036)	(1,547)	—
Merger-related lease exit costs	—	(5,538)	—	—	—
Integration-related severance and similar costs	(3,651)	(2,158)	—	—	—
Cash paid for interest	(8,319)	(8,108)	(8,084)	(7,982)	(8,152)
Cash paid for taxes	(4,415)	(3,149)	(3,596)	(3,654)	(6,429)
Cash paid for deferred drydocking costs	(12,285)	(8,880)	(3,694)	(4,534)	(8,860)
Change in net working capital, excluding cash	5,999	(11,181)	8,678	7,466	8,649
Equity in net (earnings) losses of unconsolidated companies (O)	62	3,871	(56)	(390)	15,439
Stock-based compensation expense	5,627	3,439	3,828	3,183	2,956
Gain on asset disposition	(1,270)	(8,938)	1,571	(1,338)	(1,919)
Changes in other, net	(3,768)	4,290	(1,322)	14,054	2,237

Net cash provided (used) in operating activities	$(3,157)	(18,289)	5,247	22,967	(5,984)

Note (L):  Consolidated EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization, asset impairment charges, restructuring-related professional services costs and costs related to the redelivery of sale leaseback vessels.  Merger and integration related costs have been separately presented in the above table.

Note (M):  Consolidated EBITDA for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018 includes non-cash, stock-based compensation expense of $5,627, $3,439, $3,828, $3,183 and $2,956, respectively.

Note (N):  Consolidated EBITDA for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018 includes foreign exchange gains (losses) of $(508), $1,454, $1, $(1,002) and $(348), respectively.

Note (O):  Consolidated EBITDA and equity in net (earnings) losses of unconsolidated companies for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018 includes foreign exchange gains (losses) of $0 $0, $0, $(5,767)and $(14,823), respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA as a non-GAAP financial measure in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income) before interest and other debt costs, loss on debt extinguishments, income tax expense, depreciation and amortization, merger and integration related items included in general and administrative expenses and asset impairments.  Our measure of EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA differently than we do, which may limit its usefulness as a comparative measure.

We view EBITDA both as a performance and liquidity measure and, as such, we believe that the GAAP financial measures most directly comparable to it are net income and net cash provided (used) in operating activities, respectively.  Because EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe EBITDA provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA is also a financial metric used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.